1997 ANNUAL REPORT
--------------------------------------------------------------------------------

                   [ADAMS EXPRESS COMPANY LOGO APPEARS HERE]
                                                            (R)

                            BUILDING FOR THE FUTURE
                           WITH SOLID INVESTMENTS(R)

                                1997 AT A GLANCE
--------------------------------------------------------------------------------

The Company

o  a closed-end equity investment company
o  objectives:    preservation of capital
                  reasonable income
                  opportunity for capital gain
o  internally-managed
o  low expense ratio
o  low turnover

Stock Data

NYSE Symbol                                        ADX
Market Price as of 12/31/97                   $24 3/16
Discount                                         15.2%
52-Week Range                          $19 3/8-$25 1/2
Shares Outstanding                          49,949,239


Summary Financial Information

                                                                       Year Ended December 31
                                                               1997                              1996
-------------------------------------------------------------------------------------------------------
Net asset value per share                                   $ 28.51                           $ 23.71
Total net assets                                      1,424,170,425                     1,138,760,396
Unrealized appreciation                                 665,179,036                       422,449,125
Net investment income                                    20,784,601                        24,237,044
Total realized gain                                      71,696,127                        57,853,036
Total return (based on market value)                          33.1%                             16.4%
Total return (based on net asset value)                       30.7%                             20.1%
Expense ratio                                                 0.39%                             0.34%
-------------------------------------------------------------------------------------------------------

1997 Dividends and Distributions

                               Amount
Paid                         (per share)           Type
--------------------------------------------------------------------------------

March 1, 1997                    $0.08              Long-term capital gain
March 1, 1997                     0.01              Short-term capital gain
March 1, 1997                     0.03              Investment income
June 1, 1997                      0.12              Investment income
September 1, 1997                 0.12              Investment income
December 27, 1997                 1.26              Long-term capital gain
December 27, 1997                 0.17              Short-term capital gain
December 27, 1997                 0.17              Investment income
--------------------------------------------------------------------------------
                                 $1.96
================================================================================

1998 Annual Meeting of Stockholders

Location: The Luxury Collection Hotel, Houston, Texas
Date: March 31, 1998
Holders of Record: February 13, 1998

                              [LOGO APPEARS HERE]

                                PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Ten Largest Portfolio Holdings (12/31/97)

                                             Market Value        % of Net Assets
                                             ------------        ---------------
General Electric Co.                         $ 48,060,625              3.4
Petroleum & Resources Corporation*             41,813,305              2.9
American International Group                   29,362,500              2.1
Norwest Corp.                                  25,575,000              1.8
Solectron Corp.                                24,937,500              1.7
Hewlett-Packard Co.                            23,702,500              1.7
Elan Corp.                                     23,546,250              1.6
Gillette Co.                                   23,056,432              1.6
Campbell Soup Co.                              22,087,500              1.6
Lilly (Eli) & Co.                              20,887,500              1.5
                                             ------------             ----
  Total                                      $283,029,112             19.9%

---------
   * Non-controlled affiliate

Sector Weightings (12/31/97)

                   [GRAPH APPEARS HERE -- PLOT POINTS BELOW]

  Basic       Capital                                     Health                                                  Cash &
Industries     Goods    Consumer   Energy    Financial     Care    Technology    Transportation    Utilities    Equivalent
----------    -------   --------   ------    ---------    ------   ----------    --------------    ---------    ----------
   3.1          9.9       16.2       8.5         17        12.2       14.9            3.8             12.1          1.9


                              [LOGO APPEARS HERE]

                             LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------

In this annual report, you will find our financial statements for 1997, the report of independent accountants, our year-end portfolio holdings, and summary financial information for the Company.

The Year in Review

The pickup in growth of the U.S. economy in 1997 from the 2.8% pace in the prior year to about 3.8% came as a surprise to most observers. After a strong finish in 1996, real gross domestic product (GDP) growth accelerated in the first quarter to a seemingly unsustainable 4.9% quarter to quarter. Though inflation remained at a low level, the Federal Reserve Board took action to raise short-term interest rates in March, fearful of the potential effects of strong growth and low unemployment on the inflation rate. While the economy normally takes from six to nine months to respond to an interest rate change, growth slowed to 3.3% in the second quarter of the year. This was due almost exclusively to a slowdown in final demand, as the work force and industrial production continued to grow in the quarter. With a pickup in demand in the final half of the year, GDP accelerated a bit, with final year over year growth of approximately 3.8%. Importantly, despite this strong growth and an unemployment rate under 5%, signs of wage-related pressure on the inflation rate have not appeared.

The restructuring and downsizing which have characterized the industrial sector for the past several years continued in 1997, though at a slower pace. With much of the excess wrung out of operations, managements focused on outsourcing overhead items. In addition, there has been a wave of mergers, joint ventures and acquisitions across many industries, as companies have sought economies of scale or strategic advantages. Notable among these have been the banking, energy, health care and technology industries. Deregulation has also sparked changes in the telecommunications and electric utility industries, with much more to come in the next several years. The net results have been strong growth in capital spending and only a modest deceleration in the growth of corporate profits to about 8%, despite overall sales growth of only 3% or so. The to-be-reported earnings for 1997 of Standard & Poor's Composite of 500 companies, however, are expected to have grown by approximately 11%, slightly more than in 1996.

Consumer spending in 1997 continued to reflect the modest gains realized in wages and income during the year. While sentiment about the outlook improved through the year, people increased their savings rate rather than spending. This is apparent in statistics on housing starts, automobile sales and retail chain sales, all of which experienced modest growth at best.

For much of the year, the stock market traced the level of economic activity in this country. The market's upward surge of the first quarter was brought to a halt by the action of the Federal Reserve on March 25 but resumed in April when leading indicators registered a slowdown in projected economic growth. The expectation of less growth drove investors into more defensive stocks, which have historically fared better during periods of lower growth. The steady flow of money into mutual funds and individual investor action served to drive the valuations of many of these stocks to new record highs. In August, investors began to realize that the Asian monetary and economic problems were going to impact U.S. companies, especially the large multinationals which had been in favor for several years. This became apparent in October when third quarter earnings reports and pre-release announcements gave details of the effects. The rout on October 27 was followed by an immediate bounce as investors once again "bought the dip." As a result, the performance of the popular indices was better for the month of October than it was for August. The year concluded with another gain in excess of 20%, the first time the stock market has ever had such gains three years in a row.

The stocks in the Adams Express portfolio have continued to provide our shareholders with an excellent return in 1997. With a majority of our holdings in large-capitalization, multinational companies, we benefited from investment trends in the first half. In more recent months, some individual stocks have been overly depressed due to their perceived Asian exposure, but in general the portfolio has done well. Outstanding returns were provided by our bank, consumer staples, and health care holdings, while our investments in basic materials and technology had good returns relative to their industry sectors.

For the twelve months of 1997, the return on net assets of The Adams Express Company, including income and capital gains distributions, was 30.7% compared to a return of 33.3% for the Standard & Poor's 500. On the basis of market prices, the fund's return was greater, at 33.1%, due to the narrowing of the discount of the market price of Adams Express stock from 16.7% at the beginning of the year to 15.2% at year-end. Our year-end holdings of cash and short-term investments stood at 1.9% of net assets compared to 4.7% of assets a year ago.

Investment Results

At the end of 1997 our net assets were $1,424,170,425 or $28.51 per share on 49,949,239 shares outstanding as compared with $1,138,760,396 or $23.71 per share on 48,036,528 shares outstanding a year earlier.

Net investment income for the year 1997 was $20,784,601 compared to $24,237,044 for the year 1996. These earnings are equal to $0.43 and $0.52 per share, respectively, on the average number of shares outstanding throughout each year.

Net realized gains amounted to $71,696,127 during the year, while the unrealized appreciation on investments increased from $422,449,125 at December 31, 1996 to $665,179,036 at year end.


                              [LOGO APPEARS HERE]
2

                             LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------

Dividends and Distributions

As announced on November 13, 1997, a year-end distribution consisting of investment income of $0.17 and capital gains of $1.43 was made on December 27, 1997, both realized and taxable in 1997. On January 8, 1998, an additional distribution of $0.12 per share was declared payable March 1, 1998, representing the balance of undistributed net investment income and capital gains earned during 1997 and an initial distribution from 1998 net investment income, all taxable to shareholders in 1998.

Outlook for 1998

On the economic front, we are essentially in uncharted waters at this point. The U.S. economy has rarely experienced over six years of continuous growth without generating higher levels of inflation, unemployment, and interest rates. There has been much talk about a new paradigm or way of thinking about economic relationships as a result of great strides made in worker productivity and the effects of a more global marketplace. It is our belief, however, that the old relationships will reassert themselves in the form of higher wages and a slower rate of economic growth. The effects of the problems in Southeast Asia are still largely unknown, but one can surmise that worldwide prices will feel downward pressure, affecting profit margins negatively. Exports to the area are likely to decline due to lower currency values and the market for infrastructure-building goods and services will shrink. Since the magnitude of the problems has caught most investors by surprise, there was very little that could be done to take advantage of the situation.

Our belief is that economic growth in this country will be a full percentage point lower as a result of the Asian "flu" than it might otherwise have been. Combining this with the tight labor market and high capacity utilization in this country, we can see growth decelerating to the 2% range in 1998. Most forecasters are still looking for a 2.5% or higher rate and may have to reduce their expectations as the year unfolds. Should this be the case, it would be necessary for analysts to reduce their corporate earnings estimates, which in turn would trigger a negative reaction in the stock market. With the current anticipation of 7% growth in earnings, the Standard & Poor's 500 Composite Index is trading at a 1998 price/earnings multiple of 20. With a low general level of interest rates, such a valuation may be appropriate. Given the uncertainty of the impact of the Asian crisis on our economy, however, the market seems overvalued at this point and we would expect a correction to occur as the situation is clarified.

It is interesting to note that, after several years of watching and waiting for the Federal Reserve Board to cause the end of the bull market, the focus of interest has shifted to the Far East. The logic behind this is there will be no need for the Fed to take action to slow economic growth in order to keep inflation under control. The stock market has historically reacted almost immediately to action by the Fed and we have seen it do the same with each new revelation of the depth of the Asian problems. The response to Fed action has generally lasted some time, whereas with this new influence, the market has recovered each time progress seems to have been made toward resolving some aspect of the problems. The result has been an increase in the volatility of the market as a whole. Sooner or later, we believe that the impact of little or no economic growth in what has been the most dynamic part of the world will be fully realized and valuations will come down accordingly. The effect on companies with heavy exposure in Asia will be the greatest, naturally, but the entire market is expected to decline measurably.

With its emphasis on companies with strong balance sheets and geographically diversified operations, The Adams Express Company's portfolio should outperform the market during such a correction. We believe we are well-positioned in companies and industries which, while they may have temporary setbacks, have strategies and managements in place to produce excellent returns over the long term.

                                     ------

Mr. Leigh Carter retired from the Board of Directors as of December 31, 1997. Mr. Carter joined the Board in 1982 while he was President of the Engineered Products Group of the BFGoodrich Co., and Chairman of the Board and Chief Executive Officer of Tremco, Inc. He has been an invaluable source of knowledge and wisdom during his fifteen years of service as a director of the Company. We wish to express our sincere appreciation to him and, along with the Board of Directors, wish him well in all his future endeavors.

Effective January 1, 1998, Ms. Maureen A. Jones was promoted to Vice President and Treasurer. Ms. Jones was formerly Treasurer of the Company.

The proxy statement for the Annual Meeting of Stockholders to be held in Houston, Texas on March 31, 1998, will be mailed on or about February 17, 1998 to holders of record on February 13, 1998.

By order of the Board of Directors,

/s/ Douglas G. Ober                                /s/ Joseph M. Truta
------------------------                           ------------------------
Douglas G. Ober,                                   Joseph M. Truta,

Chairman and Chief                                 President
Executive Officer

January 16, 1998


                              [LOGO APPEARS HERE]

                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                December 31, 1997

Assets
Investments* at value:
   Common stocks and convertible securities
      (cost $708,084,958)                                           $1,353,895,107
   Non-controlled affiliate, Petroleum & Resources Corporation
      (cost $22,153,015)                                                41,813,305
   Short-term investments (cost $26,757,114)                            26,757,114   $1,422,465,526
----------------------------------------------------------------------------------
Cash                                                                                        157,818
Dividends and interest receivable                                                         2,189,994
Prepaid expenses and other assets                                                         3,814,533
----------------------------------------------------------------------------------------------------
         Total Assets                                                                 1,428,627,871
----------------------------------------------------------------------------------------------------

Liabilities
Open written option contracts at value (proceeds $800,160)                                1,091,563
Accrued expenses                                                                          3,365,883
----------------------------------------------------------------------------------------------------
         Total Liabilities                                                                4,457,446
----------------------------------------------------------------------------------------------------
         Net Assets                                                                  $1,424,170,425
====================================================================================================

Net Assets
Common Stock at par value $1.00 per share, authorized 75,000,000
   shares; issued and outstanding 49,949,239 shares                                    $ 49,949,239
Additional capital surplus                                                              704,167,465
Undistributed net investment income                                                       1,821,822
Undistributed net realized gain on investments                                            3,052,863
Unrealized appreciation on investments                                                  665,179,036
----------------------------------------------------------------------------------------------------
         Net Assets Applicable to Common Stock                                       $1,424,170,425
====================================================================================================

         Net Asset Value Per Share of Common Stock                                           $28.51
====================================================================================================

*See schedule of investments on pages 11 through 15.
The accompanying notes are an integral part of the financial statements.

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4

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                          Year Ended December 31, 1997

Investment Income
   Income:
      Dividends:
         From unaffiliated issuers                                       $ 18,705,723
         From non-controlled affiliate                                      1,031,013
      Interest                                                              6,047,783
--------------------------------------------------------------------------------------

            Total income                                                   25,784,519
--------------------------------------------------------------------------------------
   Expenses:
      Investment research                                                   2,409,796
      Administration and operations                                           945,747
      Directors' fees                                                         184,350
      Reports and stockholder communications                                  259,255
      Transfer agent, registrar and custodian expenses                        395,951
      Auditing services                                                        63,466
      Legal services                                                           52,737
      Occupancy and other office expenses                                     245,678
      Travel, telephone and postage                                           163,932
      Other                                                                   279,006
--------------------------------------------------------------------------------------

            Total expenses                                                  4,999,918
--------------------------------------------------------------------------------------
            Net Investment Income                                          20,784,601
--------------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
   Net realized gain on security transactions                              70,057,962
   Net realized gain distributed by regulated investment company
      (non-controlled affiliate)                                            1,638,165
   Change in unrealized appreciation on investments                       242,729,911
--------------------------------------------------------------------------------------

            Net Gain on Investments                                       314,426,038
--------------------------------------------------------------------------------------
Change in Net Assets Resulting From Operations                           $335,210,639
======================================================================================

The accompanying notes are an integral part of the financial statements.

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                                                                               5

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         For the Year Ended
                                                                                 ----------------------------------
                                                                                  Dec. 31, 1997      Dec. 31, 1996
-------------------------------------------------------------------------------------------------------------------
From Operations:
   Net investment income                                                           $ 20,784,601       $ 24,237,044
   Net realized gain on investments                                                  71,696,127         57,853,036
   Change in unrealized appreciation on investments                                 242,729,911        113,359,376
-------------------------------------------------------------------------------------------------------------------
            Change in net assets resulting from operations                          335,210,639        195,449,456
-------------------------------------------------------------------------------------------------------------------

Dividends to Stockholders From:
   Net investment income                                                            (21,136,073)       (24,006,069)
   Net realized gain from investment transactions                                   (73,015,523)       (55,398,620)
-------------------------------------------------------------------------------------------------------------------
            Decrease in net assets from distributions                               (94,151,596)       (79,404,689)
-------------------------------------------------------------------------------------------------------------------

From Capital Share Transactions:
   Value of common shares issued in payment of optional distributions                44,350,986         36,484,715
-------------------------------------------------------------------------------------------------------------------
            Total Increase In Net Assets                                            285,410,029        152,529,482

Net Assets:
   Beginning of year                                                              1,138,760,396        986,230,914
-------------------------------------------------------------------------------------------------------------------
   End of year (including undistributed net investment
      income of $1,821,822 and $2,173,294, respectively)                         $1,424,170,425     $1,138,760,396
===================================================================================================================

The accompanying notes are an integral part of the financial statements.


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6

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last sale price or last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities including options, at December 31, 1997 was $757,599,485, and net unrealized appreciation aggregated $665,666,201, of which the related gross unrealized appreciation and depreciation were $676,896,899 and $11,230,698, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 1997 were $216,385,444 and $215,674,909, respectively. Option transactions comprised an insignificant portion of operations during the year ended December 31, 1997. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

On December 27, 1997, the Company issued 1,912,711 shares of its stock at a price of $23.1875 per share (market value) to stockholders of record November 24, 1997 who elected to take stock in payment of the distribution from 1997 capital gain and investment income.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the year ended December 31, 1997.

The Company has 10,000,000 unissued preferred shares without par value.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,050,000 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 1997, 396,175 options were outstanding with a weighted average exercise price of $14.7782 per share. During 1997, the Company granted options, including stock appreciation rights, for 7,935

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


                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

shares of common stock with an exercise price of $20.25 per share. During the year stock appreciation rights relating to 74,395 stock option shares were exercised at a weighted average market price of $21.0351 per share and the stock options relating to these rights which had a weighted average exercise price of $13.1028 per share were cancelled. In addition, stock options and stock appreciation rights relating to 17,597 shares which had a weighted average exercise price of $16.9381, were cancelled during the year ended December 31, 1997. At December 31, 1997, there were outstanding exercisable options to purchase 91,493 common shares at $6.4850-$15.7175 per share (weighted average price of $11.6895), and unexercisable options to purchase 220,625 common shares at $11.765-$18.820 per share (weighted average price of $14.4699). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 5.9261 years and 6.9105 years, respectively. Total compensation expense recognized in 1997 related to the stock options and stock appreciation rights plan was $1,751,085. At December 31, 1997, there were 923,487 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the year ended December 31, 1997 was $511,605, and consisted of service expense of $178,678, interest expense of $326,372, expected return on plan assets of $767,345, and a net amortization credit of $249,310.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted-average discount rate and the expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1997, the accumulated benefit obligation, including vested benefits, was $3,567,110. The fair value of the plan assets was $9,715,752 and the projected benefit obligation for service rendered to date was $4,475,562, which resulted in excess plan assets of $5,240,190. The remaining components of prepaid pension cost at January 1, 1997 included $2,029,896 in unrecognized net gain, $508,900 in unrecognized prior service cost and $623,224 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at December 31, 1997 was $3,607,575.

In addition, the Company has a nonqualified unfunded benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at December 31, 1997 for employees and former employees of the Company was $3,157,637. Aggregate remuneration paid or accrued during the year ended December 31, 1997 to officers and directors amounted to $3,247,542.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate, Petroleum & Resources Corporation, amounted to $475,342 for the year ended December 31, 1997.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit, the value of which exceeds the market value of such loaned securities. The Company receives compensation for lending securities in the form of fees. The Company continues to receive dividends on the securities loaned. At December 31, 1997, the value of security loans outstanding was $23,525,775.


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8

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------

                       Illustration of an assumed 15 year
                              investment of $10,000

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1983-1997. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions.

 Calendar    Market     Cumulative     Cumulative    Total    Total net
  Years      value     market value   market value   market     asset
              of        of capital      of income    value      value
            original       gains        dividends
             shares    distributions    taken in
                         taken in        shares
                          shares
----------------------------------------------------------------------
  1983      $10,028     $    528        $   580     $11,136    $12,005
  1984        9,327        1,325          1,035      11,687     12,626
  1985       10,869        2,528          1,773      15,170     16,083
  1986       10,729        5,600          2,280      18,609     18,983
  1987        8,345        6,952          2,375      17,672     18,913
  1988        8,275        8,446          2,897      19,618     21,426
  1989        8,766       10,802          3,963      23,531     27,635
  1990        8,275       11,795          4,651      24,721     28,190
  1991       10,659       17,149          6,924      34,732     36,944
  1992       11,220       20,187          8,133      39,540     40,489
  1993       10,028       20,370          8,016      38,414     42,507
  1994        8,766       20,179          7,961      36,906     42,469
  1995       10,379       26,641         10,655      47,675     55,045
  1996       11,080       31,612         12,687      55,379     66,483
  1997       13,569       43,076         16,981      73,626     86,784


                              [GRAPH APPEARS HERE]


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



                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year Ended December 31
                                                          ----------------------------------------------------------
                                                          1997          1996        1995         1994       1993
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
   Net asset value, beginning of year                    $23.71       $21.36       $17.98       $19.78     $20.48
--------------------------------------------------------------------------------------------------------------------
      Net investment income                                0.43         0.52         0.50         0.51       0.48
      Net realized gains and change in unrealized
         appreciation and other changes                    6.33         3.55         4.54        (0.71)      1.18
--------------------------------------------------------------------------------------------------------------------
   Total from investment operations                        6.76         4.07         5.04        (0.20)      1.66
   Less distributions
      Dividends from net investment income                (0.44)       (0.52)       (0.52)       (0.50)     (0.45)
      Distributions from net realized gains               (1.52)       (1.20)       (1.14)       (1.10)     (1.18)
--------------------------------------------------------------------------------------------------------------------
   Total distributions                                    (1.96)       (1.72)       (1.66)       (1.60)     (1.63)
   Dilution resulting from the rights offering              --           --          --           --        (0.73)
   Net asset value, end of year                          $28.51       $23.71       $21.36       $17.98     $19.78
====================================================================================================================
   Per share market price, end of year                   $24.1875     $19.75       $18.50       $15.625    $17.875
--------------------------------------------------------------------------------------------------------------------
Total Investment Return
   Based on market price                                  33.1%        16.4%        29.5%        (3.7)%     (2.7)%
Ratios/Supplemental Data
   Net assets, end of year (in 000's)                 $1,424,170   $1,138,760    $986,231     $798,298   $840,610
   Ratio of expenses to average net assets                 0.39%        0.34%       0.46%        0.33%      0.36%
   Ratio of net investment income to
      average net assets                                   1.61%        2.30%       2.51%        2.65%      2.33%
   Portfolio turnover                                     17.36%       19.60%      23.98%       19.23%     21.40%
   Average brokerage commission rate                      $0.06        $0.07         --           --         --
   Number of shares outstanding at
      end of year (in 000's)                              49,949       48,037      46,166       44,390     42,498

                                 -------------

             QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                      Shown in thousands of dollars and per common share:

                                                              Three Months Ended
                                -----------------------------------------------------------------------------------
                                March 31, 1997         June 30, 1997       September 30, 1997    December 31, 1997
-------------------------------------------------------------------------------------------------------------------
Total investment income         $ 6,111   $0.13       $ 6,490   $0.13        $ 6,260  $0.13       $ 6,924   $0.14

Net investment income             4,949    0.10         5,128    0.11          5,061   0.10         5,647    0.12
Net realized gain
   and change in
   unrealized appreciation        5,266    0.11       185,344    3.86         89,032   1.85        34,784    0.72

                                                               Three Months Ended
                                -----------------------------------------------------------------------------------
                                March 31, 1996         June 30, 1996       September 30, 1996    December 31, 1996
-------------------------------------------------------------------------------------------------------------------
Total investment income         $ 6,510   $0.14       $ 7,615   $0.16        $ 6,768  $0.15       $ 6,894   $0.15
Net investment income             5,404    0.12         6,736    0.15          5,632   0.12         6,465    0.13
Net realized gain
   and change in
   unrealized appreciation       36,519    0.79        35,866    0.78         39,581   0.86        59,246    1.28

                              [LOGO APPEARS HERE]
10

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
-------------------------------------------------------------------------------------------------------------------
Stocks and Convertible Securities -- 98.0%
   Basic Industries -- 3.1%
      Consolidated Papers, Inc.                                                          100,000    $  5,337,500
      du Pont (E.I.) de Nemours & Co.                                                    250,000      15,015,625
      Inco Ltd. 5.75% Conv. Debs. due  2004                                           $4,000,000       3,860,000
      Mead Corp.                                                                         140,000       3,920,000
      Olin Corp.                                                                         350,000      16,406,250
                                                                                                    ------------
                                                                                                      44,539,375
                                                                                                    ------------

   Capital Goods-- 9.9%
      Boeing Co.                                                                         198,400       9,709,200
      Caterpillar Inc.                                                                   270,000      13,095,000
      Deere & Co.                                                                        260,000      15,145,000
      Dover Corp.                                                                        240,000       8,670,000
      Emerson Electric Co.                                                                73,000       4,119,937
      General Electric Co.                                                               655,000      48,060,625
      The BFGoodrich Co.                                                                 110,000       4,558,125
      Minnesota Mining & Manufacturing Co.                                               200,000      16,412,500
      Pall Corp.                                                                         450,000       9,309,375
      Rockwell International Corp.                                                       215,000      11,233,750
                                                                                                    ------------
                                                                                                     140,313,512
                                                                                                    ------------

   Consumer -- 16.2%
      Consumer Distribution-- 2.7%
      American Stores Co.                                                                257,000       5,284,562
      Borders Group, Inc. (C)                                                            260,000       8,141,250
      Dillard Department Stores, Inc.                                                    200,000       7,050,000
      Penney (J.C.) Co., Inc.                                                            200,000      12,062,500
      Polo Ralph Lauren Corp. (C)                                                        125,000       3,031,250
      Tiffany & Co.                                                                       95,000       3,425,938
                                                                                                    ------------
                                                                                                      38,995,500
                                                                                                    ------------
      Consumer Services-- 3.1%
      Cracker Barrel Old Country Store, Inc.                                             350,000      11,681,250+
      McDonald's Corp.                                                                   315,000      15,041,250
      Scandinavian Broadcasting System SA 7.25% Conv. Sub. Debs. due 2005             $3,000,000       3,030,000+
      Time Warner Inc.                                                                   150,000       9,300,000
      USWEST Media Group, Inc. (C)                                                       150,000       4,331,250
                                                                                                    ------------
                                                                                                      43,383,750
                                                                                                    ------------

                              [LOGO APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                December 31, 1997

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
-------------------------------------------------------------------------------------------------------------------
      Consumer Staples--10.4%
      CPC International Inc.                                                             127,500    $ 13,770,000
      Campbell Soup Co.                                                                  380,000      22,087,500
      Coca-Cola Co.                                                                      170,000      11,336,875
      Crown Cork & Seal Co., Inc. 4.50% Conv. Pfd.                                       285,000      13,334,883
      Gillette Co.                                                                       229,560      23,056,432
      Interstate Bakeries Corp.                                                          138,000       5,157,750
      Kimberly-Clark Corp.                                                               340,000      16,766,250
      PepsiCo, Inc.                                                                      320,000      11,600,000
      Procter & Gamble Co.                                                               230,000      18,356,875
      Ralston Purina 7.00% SAILS due 2000                                                180,000      12,566,250
                                                                                                    ------------
                                                                                                     148,032,815
                                                                                                    ------------

    Energy -- 8.5%
      British Petroleum plc ADR                                                          150,000      11,953,125
      Enron Corp. 6.25% Exch. Notes due 1998                                             411,900       8,495,438
      Enron Corp.                                                                        100,000       4,156,250
      MCN Energy Group Inc.                                                              400,000      16,150,000
      Mobil Corp.                                                                        120,000       8,662,500
      Petroleum & Resources Corporation (D)                                            1,145,570      41,813,305
      Royal Dutch Petroleum Co.                                                          180,000       9,753,750
      Schlumberger Ltd.                                                                   88,400       7,116,200
      Union Pacific Resources Group Inc.                                                 275,102       6,671,224
      Unocal Capital Trust $3.125 Conv. Pfd.                                             111,600       6,270,525+
                                                                                                    ------------
                                                                                                     121,042,317
                                                                                                    ------------

    Financial -- 17.0%
      Banking -- 11.8%
      Associates First Capital Corp.  Ser. A                                             273,400      19,462,662
      Banc One Corp.                                                                     300,000      16,293,750
      Federal Home Loan Mortgage Corp.                                                   360,000      15,097,500
      Investors Financial Services Corp.                                                 274,700      12,636,200+
      Mellon Bank Corp.                                                                  330,000      20,006,250
      National City Corp.                                                                 80,000       5,260,000
      Norwest Corp.                                                                      660,000      25,575,000
      Peoples Heritage Financial Group                                                   237,000      10,902,000+
      Provident Bankshares Corp.                                                         137,812       8,802,742+
      Southwest Bancorp. of Texas, Inc. (C)                                              175,000       5,446,875
      Wachovia Corp.                                                                     190,000      15,413,750
      Wilmington Trust Corp.                                                             210,000      13,098,750+
                                                                                                    ------------
                                                                                                     167,995,479
                                                                                                    ------------
      Insurance -- 5.2%
      AMBAC Financial Group, Inc.                                                        379,600      17,461,600
      American International Group, Inc.                                                 270,000      29,362,500
      Reinsurance Group of America, Inc.                                                 299,850      12,762,366
      Salomon Inc. 7.625% Exch. Notes due 1999 (B)                                       375,000      15,187,500
                                                                                                    ------------
                                                                                                      74,773,966
                                                                                                    ------------

                              [LOGO APPEARS HERE]
12

--------------------------------------------------------------------------------
                                December 31, 1997

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
-------------------------------------------------------------------------------------------------------------------
    Health Care -- 12.2%
      Drugs -- 7.1%
      Alza Corp. (C)                                                                     500,000    $ 15,906,250
      Elan Corp., plc ADR (C)                                                            460,000      23,546,250
      Forest Laboratories, Inc. (C)                                                      165,000       8,136,562
      Lilly (Eli) &Co.                                                                   300,000      20,887,500
      Merck & Co., Inc.                                                                  140,000      14,840,000
      SmithKline Beecham plc ADR                                                         360,000      18,517,500
                                                                                                    ------------
                                                                                                     101,834,062
                                                                                                    ------------
      Medical Supplies and Services -- 5.1%
      Abbott Laboratories                                                                240,000      15,720,000
      American Retirement Corp. 5.75% Conv. Sub. Debs due 2002                        $4,000,000       4,100,000
      American Retirement Corp. (C)                                                      151,100       3,022,000
      Beckman Instruments, Inc.                                                           80,000       3,200,000
      Integrated Health Services, Inc. 5.75% Conv. Sub. Debs. due 2001                $6,675,000       7,075,500
      Integrated Health Services, Inc. 6% Conv. Sub. Debs. due 2003                     $500,000         530,000
      Integrated Health Services, Inc.                                                   165,000       5,145,937
      Life Technologies, Inc.                                                            307,500      10,224,375+
      MedPartners 6.50% TAPS due 2000                                                    100,000       2,206,250
      MedPartners Inc. (C)                                                               273,000       6,108,375
      ONCOR, Inc. (C)                                                                    900,000       4,162,500
      Sunrise Assisted Living, Inc.                                                      250,000      10,781,250
                                                                                                    ------------
                                                                                                      72,276,187
                                                                                                    ------------

    Technology -- 14.9%
      Communication Equipment  -- 4.1%
      Ericsson (L.M.) Telephone Co. 4.25% Conv. Sub. Debs. due 2000                     $120,000         630,000+
      Ericsson (L.M.) Telephone Co. ADR                                                  440,000      16,417,500+
      Lucent Technologies Inc.                                                            64,816       5,177,178
      Motorola, Inc. LYONs due 2009                                                     $650,000         679,250
      Motorola, Inc.                                                                     150,000       8,578,125
      Nokia Corp. Pfd. ADR                                                               150,000      10,425,000
      Northern Telecom Ltd.                                                              190,000      16,862,500
                                                                                                    ------------
                                                                                                      58,769,553
                                                                                                    ------------
      Computer Related -- 8.2%
      Cisco Systems, Inc. (C)                                                            322,500      17,979,375+
      Computer Sciences Corp.(C)                                                         136,000      11,356,000
      DST Systems Inc. (C)                                                               400,000      17,075,000
      First Data Corp.                                                                   343,980      10,061,415
      Hewlett-Packard Co.                                                                380,000      23,702,500
      QuickResponse Services, Inc. (C)                                                   350,000      12,950,000+
      Sabre Group Holdings, Inc. (C)                                                     300,000       8,662,500
      Sterling Commerce, Inc. (C)                                                        400,000      15,375,000
                                                                                                    ------------
                                                                                                     117,161,790
                                                                                                    ------------
      Electronics -- 2.6%
      Intel Corp.                                                                        170,000      11,942,500+
      Solectron Corp. (C)                                                                600,000      24,937,500
                                                                                                    ------------
                                                                                                      36,880,000
                                                                                                    ------------

                              [LOGO APPEARS HERE]

--------------------------------------------------------------------------------
                                December 31, 1997

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
-------------------------------------------------------------------------------------------------------------------
    Transportation -- 3.8%
      Delta Air Lines, Inc.                                                             150,071     $ 17,858,449
      Federal Express Corp. (C)                                                         260,000       15,876,250
      Illinois Central Corp.                                                            210,000        7,153,125
      Ryder System, Inc.                                                                400,000       13,100,000
                                                                                                    ------------
                                                                                                      53,987,824
                                                                                                    ------------

    Utilities -- 12.1%
      Electric And Gas Utilities -- 5.7%
      Black Hills Corp.                                                                 370,000       13,042,500
      CINergy Corp.                                                                     300,000       11,493,750
      Empresa Nacional de Electricidad, S.A. ADR                                        450,000        8,184,375
      LG&E Energy Corp.                                                                 400,000        9,925,000
      New Century Energy                                                                250,000       11,984,375
      TECO Energy, Inc.                                                                 300,000        8,437,500
      United Water Resources Inc.                                                       500,000        9,781,250
      Washington Gas Light Co.                                                          257,000        7,950,938
                                                                                                    ------------
                                                                                                      80,799,688
                                                                                                    ------------
      Telephone Utilities -- 6.4%
      AirTouch Communications (C)                                                       200,000        8,312,500
      Ameritech Corp.                                                                   155,000       12,477,500
      BellSouth Corp.                                                                   220,000       12,388,750
      GTE Corp.                                                                         250,000       13,062,500
      LCI International, Inc. (C)                                                       460,000       14,145,000
      NEXTEL Communications, Inc. (C)                                                   120,000        3,120,000+
      SBC Communications Inc.                                                           200,000       14,650,000
      WorldCom, Inc. (C)                                                                420,000       12,705,000+
                                                                                                    ------------
                                                                                                      90,861,250
                                                                                                    ------------

    Other -- 0.3%
      Stocks under accumulation                                                                        4,061,344
                                                                                                    ------------

    Total Stocks and Convertible Securities
      (Cost $730,237,973)(E)                                                                       1,395,708,412
                                                                                                   -------------

                              [LOGO APPEARS HERE]
14

--------------------------------------------------------------------------------
                                December 31, 1997

                                                                                      Prin. Amt.      Value (A)
-------------------------------------------------------------------------------------------------------------------
   Short-Term Investments -- 1.9%
      U.S. Government Obligations -- 1.0%
      U.S. Treasury Bills, 5.14%, due 2/26/98                                        $15,000,000   $  14,880,067
                                                                                                   -------------

      Certificates of Deposit -- 0.4%
      Harris Trust & Savings Bank, 5.70%, due 1/29/98                                  5,000,000       5,000,000
                                                                                                  --------------

      Commercial Paper -- 0.5%
      Chevron USA, 6.10%, due 1/8/98                                                   3,745,000       3,740,558
      General Electric Capital Corp., 5.78%, due 1/8/98                                3,140,000       3,136,489
                                                                                                  --------------
                                                                                                       6,877,047
                                                                                                  --------------
   Total Short-Term Investments
      (Cost $26,757,114)                                                                              26,757,114
                                                                                                  --------------

   Total Investments
      (Cost $756,995,087)                                                                          1,422,465,526
         Cash, receivables and other assets, less liabilities                                          1,704,899
                                                                                                  --------------
   Net Assets -- 100.0%                                                                           $1,424,170,425
===================================================================================================================

Notes: (A) See note 1 to financial statements. Securities are listed on the New
           York Stock Exchange, the American Stock Exchange or the Toronto Stock Exchange except restricted securities and also those marked (+), which are traded "Over-the-Counter."
       (B) Restricted security (Salomon Inc. 7.625% Exch. Notes due 1999, acquired 5/8/96, cost $10,017,100).
       (C) Presently non-dividend paying.
       (D) Non-controlled affiliate.
       (E) The aggregate market value of stocks held in escrow at December 31, 1997 covering open call option contracts written was $23,749,375. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $12,037,500.


                              [LOGO APPEARS HERE]

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
                 During the Three Months Ended December 31, 1997

                                                                              Shares or Principal Amount
-------------------------------------------------------------------------------------------------------------------
                                                                                                           Held
                                                                                                         Dec. 31,
                                                                       Additions        Reductions         1997
-------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                    107,500(1)                        322,500
Dover Corp.                                                            120,000(1)                        240,000
Interstate Bakeries Corp.                                               69,000(1)                        138,000
Lilly (Eli) & Co.                                                      150,000(1)                        300,000
Norwest Corp.                                                          330,000(1)                        660,000
Tiffany & Co.                                                           95,000                            95,000
Cemex, S.A. de C.V. 4.25% Conv. Sub Debs. due 1997                                     $4,000,000           --
Crown Cork & Seal Co., Inc.                                                                45,000           --
Sabre Group Holdings, Inc.                                                                100,000        300,000
Union Pacific Corp.                                                                       130,000           --

---------
(1) By stock split.


                            -----------------------
                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange

              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                  E-mail Address: Shareowner-svcs@bankofny.com

         The Company Office Address: Seven St. Paul Street, Suite 1140,
                              Baltimore, MD 21202

               The Company Website Address: www.adams-express.com

             The Company E-mail Address: contact@adams-express.com

         The Company Office Telephone: (410) 752-5900 or (800) 638-2479

                       Counsel: Chadbourne & Parke L.L.P.

               Independent Accountants: Coopers & Lybrand L.L.P.

                              [LOGO APPEARS HERE]
16

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of The Adams Express Company:

We have audited the accompanying statement of assets and liabilities of The Adams Express Company, including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The Adams Express Company as of December 31, 1997, and the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



                                                        Coopers & Lybrand L.L.P.

Baltimore, Maryland
January 6, 1998

                              [LOGO APPEARS HERE]

                         SHAREHOLDER INFO AND SERVICES
--------------------------------------------------------------------------------

WE ARE OFTEN ASKED --

How do I invest in Adams Express?

Adams' common stock is listed on the New York Stock Exchange and the Pacific Exchange. Our stock's ticker symbol is "ADX." Our stock may be bought and sold through registered investment security dealers. Your broker will be happy to assist you in this regard. Additional stock may be purchased through the Bank of New York's Automatic Dividend Reinvestment Plan (see page 19).

Where do I get information on the stock's price, trading and/or net asset value?

The net asset value per share is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Adams' daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "AdaEx." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Company at (800) 638-2479.

You can also obtain this information by visiting our website located at "www.adams-express.com".

How do I replace a lost certificate(s) or how do Icorrect a spelling error on my certificate?

Your Adams Express stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. To transfer shares to another name also requires that the certificate be forwarded to the Transfer Agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Can you send my dividend checks directly to my bank?

Yes, supply either the Company or the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, we cannot electronically transfer funds at this time.)

Who do I notify of a change of address?

The Transfer Agent.

I'm getting two checks or two statements or two reports. What should I do?

Send the duplicate labels to the Transfer Agent with a short note.

We go to Florida (Arizona) every winter. How do we get our mail from Adams Express?

The Transfer Agent can program a seasonal address into their system; simply send the temporary address and the dates you plan to be there to the Bank (check dividend payments dates).

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

The stock transfer rules, designed to protect you, the investor, are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the Transfer Agent stating the exact intent of your gift plans and the Agent will send you the instructions and forms necessary to effect your transfer.

                              [LOGO APPEARS HERE]
18

--------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) Three interim distributions on or about March, June and September 1st. (b) A "year-end" payment consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31st, payable in late December. Stockholders may elect to receive this payment in stock or cash. In connection with this payment, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. The following options are available:

(1) Full shares of stock for the combined income dividend and capital gain distribution to the extent possible.

(2) Full shares of stock for the capital gain distribution to the extent possible. Fractional shares and the income dividend are paid in cash. Without a timely response, stockholders will be paid in accordance with this option.

(3) Both the income dividend and capital gain distribution in cash.

Stockholders holding shares in "street" or brokerage accounts may make one of the above elections by notifying their brokerage house representative.


AUTOMATIC DIVIDEND REINVESTMENT PLAN
For Registered Stockholders

Stockholders of record of Adams stock have two additional ways to increase their investment in the Company.

The Bank of New York's Automatic Dividend Reinvestment Plan provides that its participants' four distributions are automatically invested in additional shares of Adams common stock. New shares acquired are held on a book basis by the Bank.

Additionally, after enrolling in the Plan, participants are eligible to make cash payments in any amount from $25.00.

The Bank provides participants with reinvestment confirmations after each dividend or cash payment. The Bank's fee for this service is 10% of the amount received up to a maximum of $2.50 for the interim dividend payments and cash payments. There is no charge for the "year-end" distribution.

The Bank's plan also provides for the deposit of certificate shares into the participant's "book share" account for a one-time charge of $5.00.

A brochure and enrollment card may be obtained by calling the Bank at (800) 432-8224 or by writing to the address below.

What's new in 1998?

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan is now available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan.

                                  ------------

The Company                                      The Transfer Agent
The Adams Express Company                        The Bank of New York
Lawrence L. Hooper, Jr.,                         Shareholder Relations Dept.-11E
Secretary and General Counsel                    P.O. Box 11258
Seven St. Paul Street, Suite 1140                Church Street Station
Baltimore, MD 21202                              New York, NY 10286
(800) 638-2479                                   (800) 432-8224
Website:                                         Website:
www.adams-express.com                            http://stock.bankofny.com
E-mail:                                          E-mail:
contact @adams-express.com                       Shareowner-svcs@bankofny.com


                              [LOGO APPEARS HERE]
                                                                              19

                         HISTORICAL FINANCIAL STATISTICS
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
                                                                                       Dividends   Distributions
                                                                                         From Net       From Net
                                                        Common          Net Asset       Investment      Realized
                                Value Of                Shares            Value           Income          Gains
Dec. 31                        Net Assets             Outstanding       Per Share        Per Share      Per Share
---------------------------------------------------------------------------------------------------------------------------
1983                         $ 369,991,754            19,204,021          $19.27          $.92           $ .81
1984                           364,880,744            20,320,139           17.96           .78            1.33
1985                           437,819,395            21,313,202           20.54           .72            1.20
1986                           468,344,507            24,004,882           19.51           .71            3.74
1987                           427,225,965            26,833,998           15.92           .78            2.66
1988                           455,825,580            28,295,508           16.11           .50            1.32
1989                           550,091,129            29,982,939           18.35           .70            1.36
1990                           529,482,769            31,479,340           16.82           .66            1.06
1991                           661,895,779            32,747,497           20.21           .54            1.09
1992                           696,924,779            34,026,625           20.48           .46            1.16
1993                           840,610,252            42,497,665           19.78           .45            1.18
1994                           798,297,600            44,389,990           17.98           .50            1.10
1995                           986,230,914            46,165,517           21.36           .52            1.14
1996                         1,138,760,396            48,036,528           23.71           .52            1.20
1997                         1,424,170,425            49,949,239           28.51           .44            1.52





                                   ----------
                                   Stock Data
                                   ----------

                  Price (12/31/97)                    $24.1875
                  Net Asset Value (12/31/97)          $28.51
                  Discount:                            15.2%

      New York Stock Exchange and Pacific Exchange ticker symbol: ADX Newspaper stock listings are generally under the abbreviation: AdaEx

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This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report.
--------------------------------------------------------------------------------


20                         [Adams Express Logo Here]

                            THE ADAMS EXPRESS COMPANY
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
BOARD OF DIRECTORS (with their principal affiliations)                     OFFICERS

Enrique R. Arzac(3,4)                Augustine R. Marusi(1,3)              Douglas G. Ober
Professor of Finance                 Chairman Emeritus                     Chairman and
and Economics                        Borden Inc.                           Chief Executive Officer
Columbia University
                                     W. Perry Neff(1,4)                    Joseph M. Truta
Allan Comrie(1,3)                    Retired Executive Vice President      President
Retired President of                 Chemical Bank
U.S. & Foreign                                                             Richard F. Koloski
Securities Corporation               Douglas G. Ober(1)                    Executive Vice President
                                     Chairman of the Company
Daniel E. Emerson(1,3)                                                     Richard B. Tumolo
Retired Executive Vice President     Landon Peters(1,3)                    Vice President -- Research
NYNEX Corporation                    Private Investor
                                                                           Simeon F. Wooten, III
Thomas H. Lenagh(2,4)                John J. Roberts                       Vice President -- Research
Financial Advisor                    Vice Chairman, American
                                     International Group, Inc.             Maureen A. Jones
W.D. MacCallan(2,4)                                                        Vice President and Treasurer
Retired Chairman of the Company      Robert J.M. Wilson(2,4)
and Petroleum & Resources Corpo-     Retired President of the Company      Lawrence L. Hooper, Jr.
ration                               and Petroleum & Resources Corpo-      Secretary and General Counsel
                                     ration
                                                                           Dana M. Cannon
                                                                           Assistant Treasurer

                                                                           Geraldine H. Stegner
                                                                           Assistant Secretary


1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee


                           [Adams Express Logo Here]

THE ADAMS EXPRESS COMPANY
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
Contact us on the Web at:
www.adams-express.com














[ADX/NYSE Logo Here]

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